Exhibit 32
CERTIFICATION

In connection with the Quarterly Report of Equitrans Midstream Corporation on Form 10-Q for the period ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Equitrans Midstream Corporation.

/s/ Thomas F. Karam	November 5, 2019
Thomas F. Karam Chief Executive Officer

/s/ Kirk R. Oliver	November 5, 2019
Kirk R. Oliver Senior Vice President and Chief Financial Officer